UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2010

General Mills, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-01185	41-0274440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Number One General Mills Boulevard, Minneapolis, Minnesota		55426-1347
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-764-7600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(e) Compensatory Arrangements of Certain Officers.

On September 27, 2010, at the 2010 Annual Meeting of Stockholders of General Mills, Inc. (the “Company”), stockholders adopted the Executive Incentive Plan (the “Plan”), which replaces an existing plan that terminated on September 25, 2010. A description of the Plan can be found in the Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on August 16, 2010.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 27, 2010, General Mills, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders. Set forth below for each matter voted upon, are the number of votes cast for or against, the number of abstentions and, as applicable, the number of broker non-votes.

1. Election of Directors. The following individuals were elected as directors, each to serve a one-year term expiring at the Company’s 2011 Annual Meeting of Stockholders, by the following votes:

				Broker
Director Nominee	For	Against	Abstain	Non-Votes
Bradbury H. Anderson	440,932,236	16,907,986	921,756	88,369,876
R. Kerry Clark	456,209,867	1,718,852	833,259	88,369,876
Paul Danos	410,571,065	47,220,907	970,006	88,369,876
William T. Esrey	450,948,569	6,831,244	982,165	88,369,876
Raymond V. Gilmartin	405,094,502	52,631,837	1,035,639	88,369,876
Judith Richards Hope	451,287,642	6,654,928	819,408	88,369,876
Heidi G. Miller	454,015,376	3,906,691	839,911	88,369,876
Hilda Ochoa-Brillembourg	451,786,214	6,110,781	864,983	88,369,876
Steve Odland	440,683,299	16,987,748	1,090,931	88,369,876
Kendall J. Powell	443,044,602	15,015,084	702,292	88,369,876
Lois E. Quam	455,565,152	2,305,147	891,679	88,369,876
Michael D. Rose	451,853,574	5,927,802	980,602	88,369,876
Robert L. Ryan	455,844,825	1,962,070	955,083	88,369,876
Dorothy A. Terrell	451,465,592	6,460,147	836,239	88,369,876

2.	Adoption of the Executive Incentive Plan. A new Executive Incentive Plan was adopted to replace an existing plan, which terminated on September 25, 2010, by the following vote:

			Broker
For	Against	Abstain	Non-Votes
429,659,853	25,456,973	3,645,152	88,369,876

3.	Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 29, 2011 was ratified by the following vote:

For	Against	Abstain
537,292,190	8,686,565	1,153,099

4.	Advisory Vote on Executive Compensation. The Company’s overall executive compensation philosophy, policies and practices, as described in the Compensation Discussion and Analysis section of the Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on August 16, 2010, was approved on an advisory basis, by the following vote:

			Broker
For	Against	Abstain	Non-Votes
447,288,087	6,999,780	4,474,111	88,369,876

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Mills, Inc.

October 1, 2010	By:	Trevor V. Gunderson

Name: Trevor V. Gunderson
Title: Vice President, Associate General Counsel and Assistant Secretary